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                                                                    EXHIBIT 10.9

           AMENDED AND RESTATED HOSIERY CORPORATION OF AMERICA, INC.
                            1996 STOCK OPTION PLAN
                            STOCK OPTION AGREEMENT
                            ----------------------

          AGREEMENT, effective as of June 28, 1996, by and between Hosiery Corporation of America, Inc., a Delaware corporation (the "Company"), and ____________ (the "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company maintains the Amended and Restated Hosiery Corporation of America, Inc. 1996 Stock Option Plan (the "Plan") (capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Plan); and

          WHEREAS, the Company desires, in connection with the employment of the Executive, to grant to the Executive the right to acquire shares of common stock, par value $0.01 per share ("Common Stock"), of the Company on the terms and conditions provided herein and in the Plan.

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the parties to this Agreement hereby agree as follows:

          1.   Confirmation of Grant of Option. Pursuant to a determination by
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the Board of Directors of the Company, the Company, subject to the terms and conditions of this Agreement and the Plan, hereby grants, effective as of June 28, 1996 (the "Date of Grant"), the right to purchase from the Company (i) _______ shares of Common Stock (the "Series A Options") and (ii) ________ shares of Common Stock (the "Series B Options" and, collectively with the Series A Options, the "Options"), each subject to adjustment as provided in the Plan. The Series A Options and the Series B Options shall constitute two separate option grants, each of which shall be exercisable independently.

          2.   Exercise Price. The price at which shares of Common Stock shall
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be purchasable upon exercise of the Series A Options shall be $______ per share (the "Series A Exercise Price") and the price at which shares of Common Stock shall be purchasable upon exercise of the Series B Options shall be the per share price to the public in the
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Initial Public Offering (the "Series B Exercise Price" and, together with the
Series A Exercise Price, the "Exercise Price"), in each case subject to adjustment as provided in the Plan.

          3.   Non-transferability of Options. The Options may not be assigned,
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transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process otherwise than by will or by the laws of descent and distribution, and the Options may be exercised during the lifetime of the Executive only by him. Any purported assignment, transfer, pledge, hypothecation or other disposition of any of the Options attempted contrary to the provisions of this Agreement or the Plan, or any levy of execution, attachment or other process attempted upon any of the Options, shall be null and void and without effect and shall, at the sole discretion of the Committee, result in the immediate and automatic cancellation of all of the Options.

          4.   Term and Exercise of Options. (a) The Options shall remain
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outstanding during a period of ten years beginning on the Date of Grant (the
"Option Term"), subject to earlier termination pursuant to Section 6 hereof. The Options (whether or not then exercisable) shall expire immediately following the Option Term.

          (b) None of the Series A Options shall be exercisable until after the earlier to occur of (i) the consummation of the Initial Public Offering and (ii) the occurrence of a Change in Control (as defined below). As used herein, "Change in Control" means (i) any sale, transfer or other conveyance (whether directly or indirectly or through a merger, consolidation or similar transaction), or series of related sales, transfers or other conveyances, of the outstanding capital stock of the Company pursuant to which any person (or group of affiliated persons) other than an Excluded Person (as defined below), becomes the beneficial owner of more than 50% of the outstanding Common Stock or (ii) any sale, transfer or other conveyance of all or substantially all of the Company's assets to any person (or group of affiliated persons) other than to an Excluded Person. For purposes of the foregoing definition, "Excluded Person" means and includes (i) Kelso & Company, any of its affiliates and any partner, officer, director, stockholder or trustee of any of them, (ii) any corporation owned, directly or indirectly, by the stockholders of the Company in substan-

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tially the same proportions as their ownership of stock of the Company and (iii)
the Company or any subsidiary of the Company.

          (c) None of the Series B Options shall be exercisable until after the consummation of the Initial Public Offering.

          (d) Notwithstanding anything to the contrary contained herein or in the Plan (other than as set forth in Section 6 hereof), all of the Options shall become exercisable immediately prior to the tenth anniversary of the Date of Grant.

          5.   Vesting of Options. All of the Options shall vest on the Date of
               ------------------
Grant.

          6.   Termination. Except as set forth herein, the Options shall, to
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the extent unexercised, remain outstanding during the Option Term. If the
Executive is terminated from his employment with the Company for Cause (as defined below), all of the Options (whether or not exercisable) shall automatically terminate and be deemed to be cancelled (without any action on the part of the Company) as of the date of such termination. For purposes of this Agreement, "Cause" shall mean (i) the failure by the Executive to devote his full business time and attention to, and to use his best efforts in, the performance of the Executive's duties and responsibilities or any breach by the Executive, in any material respect, of the terms of his employment with the Company, (ii) the engaging by the Executive in misconduct which is injurious to the Company, monetarily or otherwise, (iii) the embezzlement or misappropriation of funds or property of the Company by the Executive or (iv) the conviction of the Executive of a felony or a plea of guilty by the Executive to a felony.

          7.   Method of Exercise of Options. Subject to the terms and
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conditions of this Agreement and the Plan, the Options shall be exercisable by notice (an "Exercise Notice") and payment to the Company in accordance with the procedure prescribed in the Plan. If the Executive fails to accept delivery of and pay for all or any part of the number of shares specified in the Exercise Notice upon tender or delivery thereof, his right to exercise the Options with respect to such undelivered shares may be terminated in the sole discretion of the Committee. Each Exercise Notice shall (i) state the number of shares of

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Common Stock which are being acquired pursuant to the exercise of the Option,
(ii) be signed by the person or persons entitled to exercise such Option, and
(iii) include an undertaking by the Executive to enter into the Stockholders Agreement of the Company, dated October 17, 1994, as amended from time to time thereafter. If such Option is being exercised by any person or persons other than the Executive, the Exercise Notice shall be accompanied by proof, satisfactory to the Company and its counsel, of the right of such person or persons to exercise such Options.

          8.   No Right to Continued Employment. Nothing in this Agreement
               --------------------------------
shall confer upon the Executive the right to continue in the employ of the Company or to be entitled to any right or benefit not set forth in this Agreement or the Plan or to interfere with or limit in any way the right of the Company to terminate the Executive's employment.

          9.   Withholding Taxes. The Company shall have the right to require
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the Executive (or such other person, if any, who has the right to exercise the
Option) to pay the Company in cash the amount of any taxes that the Company may be required to withhold before delivering to the Executive (or such other person) a certificate or certificates representing shares of Common Stock issuable hereunder.

          10.  Approval of Counsel. Any exercise of the Options and the issuance
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and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder, the requirements of any stock exchange upon which the Common Stock may then be listed and any applicable state securities or "blue sky" laws. The Executive understands that, as of the date hereof, neither the Options nor the shares of Common Stock issuable upon exercise of the Options have been registered under the Securities Act or any applicable state securities or "blue sky" laws.

          11.  Resale of Common Stock. Unless otherwise determined by the
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Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Options, the Executive shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that

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either (a) the sale of the Common Stock to be sold or transferred has been registered under the Securities Act or (b) such Common Stock may then be sold without registration under the Securities Act and applicable state securities laws.

          The certificates evidencing the shares of Common Stock issued upon exercise of the options shall bear a legend to the following effect (unless the Company permits otherwise):

     THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

          12. Notices.  Each notice relating to this Agreement shall be in
              -------
writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at:

          Hosiery Corporation of America, Inc.
          3369 Progress Drive
          Bensalem, Pennsylvania 19020
          Attention: General Counsel

          All notices to the Executive or other person or persons then entitled to exercise the Options shall be addressed to the Executive or such other person or persons at the address on file at the Company's offices.

          Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

          13.  Successors.  The terms of this Agreement shall inure to the
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benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Executive and all rights granted to the Company under this Agreement shall be binding upon the Executive and, to the limited extent set forth herein, the Executive's heirs, legal representatives and successors. No other person shall have any rights under this Agreement.

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          14.  Severability.  In the event that any one or more provisions of
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this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions herein, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

          15.  Incorporation by Reference; Entire Agreement. The parties hereto
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agree that this Agreement and the Plan contain the entire understanding and agreement between them, and supersedes all prior understandings and agreements between the parties respecting the subject matter hereof, and that the provisions of this Agreement may not be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations hereunder and thereunder, and its decision shall be binding and conclusive upon the Executive and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

          16.  Bound by the Plan. By signing this Agreement, the Executive
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acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all terms and provisions of the Plan.

          17.  Governing Law.  This Agreement shall be construed and governed in
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accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

          18.  Modifications.  No change, modifications, amendment or waiver of
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any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

          19.  Counterparts.  This Agreement may be executed in counterparts,
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each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by an authorized officer and the Executive has hereunto set his hand all as of the day, month and year first above written.

                                        HOSIERY CORPORATION OF AMERICA, INC.


                                        By: ____________________________________
                                        Name:
                                        Title:


                                        Executive:

                                        ________________________________________